SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	/ X /
Filed by a Party other than the Registrant	/ /

Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

/ X / Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to ss.240-14a-11(c) or ss.240-14a-12 1838

Synthetech, Inc.

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(Name of Registrant as Specified in its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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/ X / No fee required.

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  pursuant to Exchange Act Rule 0-11 (set forth the amount on which

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act

Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SYNTHETECH, INC.

1290 Industrial Way
Albany, Oregon 97321

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 19, 2001

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Synthetech, Inc., an Oregon corporation (the "Company"), will be held at the Portland Hilton Hotel, 921 S.W. Sixth Avenue, Portland, Oregon on July 19, 2001, at 1:30  p.m., Pacific Time, for the following purposes:

1. To elect three Class I Board members for a term of three years.

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Shareholders of record at the close of business on June 12, 2001 are entitled to notice of and to vote at the meeting.

Our annual report for the fiscal year ended March 31, 2001 is enclosed.

You may vote your shares by marking, signing, dating and returning the enclosed proxy card in the enclosed envelope (which is postage prepaid if mailed in the United States). If your shares are held in the name of a bank or broker, you may be able to vote by telephone or on the Internet. Please follow the instructions on the form you receive from your bank or broker.

You may attend the meeting and vote your shares in person even if you have submitted a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

BY ORDER OF THE BOARD OF DIRECTORS,

Charles B. Williams
Secretary

June 15, 2001
Albany, Oregon

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THIS MEETING IN PERSON, PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT SO THAT YOUR SHARES WILL BE VOTED. IN THE EVENT YOU ARE PRESENT AT THE MEETING AND WISH TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON

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SYNTHETECH, INC.

1290 Industrial Way
Albany, Oregon 97321

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Synthetech, Inc., an Oregon corporation (the "Company"), for use at the Annual Meeting of Shareholders which will be held on July 19, 2001 at 1:30 p.m., Pacific Time at the Portland Hilton Hotel, 921 S.W. Sixth Avenue, Portland, Oregon. This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders (the "Notice") and form of proxy card were first mailed to shareholders on or about June 21, 2001.

PROXIES

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile message.

Please MARK, SIGN and DATE the enclosed proxy card and RETURN it promptly in the enclosed envelope provided for this purpose.

REVOCATION OF PROXIES

You may revoke or change your proxy at any time before it is voted by sending a written revocation to Synthetech's Secretary, Charles B. Williams, by providing a later dated proxy, by voting in person at the meeting or, if your shares are held in the name of a bank or broker, you may be able to revoke or change your proxy by telephone. Attendance at the meeting will not, by itself, revoke a proxy.

ACTION TO BE TAKEN UNDER PROXIES

At the close of business on June 12, 2001, the record date for determining shareholders entitled to notice of and to vote at the meeting, there were outstanding and entitled to vote 14,279,641 shares of common stock. Each such shareholder will be entitled to one vote for each such share held on all matters to be voted upon at the meeting.

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All shares represented by proxies will be voted in accordance with shareholder directions. If the proxy is signed and returned without any directions given, shares will be voted in accordance with the Board of Directors' recommendations. We are not aware of any matters to be voted on at the meeting other than as stated in this proxy statement. If any other matters are properly presented at the meeting, the enclosed proxy gives discretionary authority to the persons named therein to vote your shares in their best judgment.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative votes and negative votes. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting will constitute a quorum at the Meeting. Abstentions and "broker non-votes" will be treated as shares that are present and entitled to vote for purpose of determining the presence of a quorum, but do not constitute a vote "for" or "against" any proposal and thus will be disregarded in the calculation of votes cast. In an uncontested election of directors, any action other than a vote for a nominee will have no effect, assuming the presence of a quorum.

Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors and other matters if their clients have not furnished voting instructions at least ten days prior to the meeting. Certain proposals other than the election of directors are "non-discretionary," and brokers who have received no instructions from their clients do not have discretion to vote on those items. Brokers have discretion to vote on all proposals presented in this proxy statement.

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

Shareholders of the Company may submit proposals for inclusion in the proxy materials for the 2002 Annual Meeting of Shareholders. The proposals must meet the shareholder eligibility and other requirements of the Securities and Exchange Commission. In order for a proper shareholder proposal to be included in the proxy materials for the 2002 Annual Meeting of Shareholders, it must be received by the Secretary of the Company, at its corporate headquarters, 1290 Industrial Way, Albany, Oregon 97321, not later than February 21, 2002.

The Company's bylaws also provide that a shareholder may not present a matter for action at a meeting (other than matters included in the notice of the meeting) unless the shareholder has delivered written notice thereof to the Secretary of the Company not less than 60 days (May 21, 2002) and not more than 90 days (April 21, 2002) prior to the first anniversary of the preceding year's annual meeting. The notice must include the information listed in the bylaw provision.

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ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NOMINEE

At the 2001 Annual Meeting, three Class I directors are to be elected to hold office until the 2004 Annual Meeting, or until their successors have been duly elected and qualified. The Board of Directors proposes for election Paul C. Ahrens, Page E. Golsan III and Daniel T. Fagan. Mr. Ahrens and Mr. Golsan both are now Class I directors of the Company, and Mr. Fagan is standing for initial election to the Board. With Mr. Fagan's election to the Board, the Board of Directors will consist of seven directors, divided into three classes, serving staggered three year terms. If any of the nominees becomes unavailable for any reason (which is not now anticipated), the proxies will vote the shares represented by each proxy for such substitute nominee as approved by the Board of Directors.

The name and age of each nominee for director and each continuing term director, their principal positions and offices held in the Company, and the period of time each director has served as a director of the Company are set forth below:

Class	Name, Age & Position Held with the Company	Director of the Company Since
I	Paul C. Ahrens (49) Chairman of the Board	1981
I	Page E. Golsan III (63) Director	1991
I	Daniel T. Fagan (49) Director	Nominee
II	Edward M. Giles (65) Director	1997
II	Charles B. Williams (54) Vice President of Finance and Administration, Chief Financial Officer, Secretary, Treasurer and Director	1997
III	Howard L. Farkas (77) Director	1985
III	M. ("Sreeni") Sreenivasan (52) President, Chief Executive Officer and Director	1995



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The following is a brief account of the business experience of each nominee and continuing term director.

Nominees for Directors

Term expiring in 2004

Paul C. Ahrens. Mr. Ahrens has been a director of the Company since its inception in 1981 and became Chairman of the Board in 1995. Since 1996, he has been the founder and President of Groovie Moovies, Ltd., a film production company. Mr. Ahrens, a founder of the Company, served as President and Chief Executive Officer of Synthetech from 1989 through 1995. From 1981 through 1989 he was the Vice President of Technology. From 1979 to 1980, Mr. Ahrens served as Vice President of Engineering of Colorado Organic Chemical Company, an organic chemical manufacturing company located in Commerce City, Colorado. Prior thereto, Mr. Ahrens spent five years with Allied Chemical and CIBA-Geigy in various engineering and research capacities. Mr. Ahrens holds B.S. and M.S. degrees in Chemical Engineering from Massachusetts Institute of Technology.

Page E. Golsan III. Mr. Golsan has served as a director of the Company since 1991. Since 1986, he has been a principal of P.E. Golsan & Co. (formerly Golsan Management Company), a private capital management firm. From 1990 to 1992, Mr. Golsan was a senior advisor with Bane Barham & Holloway, registered investment advisors under the Investment Advisor Act of 1940. Since 1990 Mr. Golsan has been President and Chief Executive Officer of Bridgetown Capital, Inc., an investment company. From 1987 to 1989 he was the Executive Vice President of Calumet Industries, Inc., Chicago, Illinois (manufacturer and marketer of petro-chemicals and other fine chemicals). Prior to 1987, he was the President and Chief Operating Officer of the K&W Products Division (specialty chemical manufacturing) of Berkshire Hathaway, Inc. Mr. Golsan holds an M.A. in Finance from Claremont Graduate School of Business and a Doctorate in Pharmacy and a B.A. in Chemistry and Zoology, both from the University of Southern California.

Daniel F. Fagan. Since November 2000, Mr. Fagan has been a biopharmaceutical industry consultant. From 1992 to 2000, Mr. Fagan was employed as the General Manager of Peptides by Mallinckrodt, Inc. (bulk pharmaceutical manufacturer), a subsidiary of Tyco International. From 1978 to 1991, he was employed in various capacities including President from 1987 to 1991 by Sigma Chemical (fine chemical manufacturer), a subsidiary of Sigma Aldrich Corporation. Mr. Fagan holds a B.A. in Chemistry from Otterbein College and a Ph.D. in Chemistry from Case Western Reserve University.

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Continuing Term Directors

Term expiring in 2002

Edward M. Giles. Mr. Giles has served as a director of the Company since 1997. Since 1989, Mr. Giles has served as Chairman of The Vertical Group, Inc., a venture capital investment firm. From 1989 to 1998, Mr. Giles also served as President of The Vertical Group, Inc. Mr. Giles was previously President of F. Eberstadt & Co., Inc., a securities firm, and Vice Chairman of Peter B. Cannell & Co., Inc., an investment management firm. He is currently a director of McWhorter Technologies, Inc. (chemical company) and Ventana Medical Systems, Inc. (medical diagnostic company). Mr. Giles received a B.S. in Chemical Engineering from Princeton University and an M.S. in Industrial Management from the Massachusetts Institute of Technology.

Charles B. Williams. Mr. Williams has served as a director of the Company since 1997. Since 1990, Mr. Williams has served as Vice President of Finance and Administration and Treasurer. In 1995, he also became Chief Financial Officer and Secretary. Mr. Williams is responsible for accounting, administration, finance, personnel and information systems. From 1988 to 1990, Mr. Williams served as the Controller. Prior thereto, he was Controller for White's Electronics, Inc. of Sweet Home, Oregon for 5 years. From 1976 to 1983, he held several accounting and financial positions with Teledyne Wah Chang, a metals producer in Albany, Oregon. Mr. Williams earned his B.S. in Economics and M.B.A. from Oregon State University.

Term expiring in 2003

Howard L. Farkas. Mr. Farkas has served as a director of the Company since 1985. Since 1981, he has been the President of Farkas Group, Inc., a business management group, and since 1992 he has been President of Windsor Gardens Realty, Inc., which is engaged in residential real estate brokerage. Mr. Farkas serves as the Chairman of the Board of Logic Devices, Inc., Sunnyvale, California (semiconductor chip manufacturing). Mr. Farkas serves as Secretary and a director of Acquisition Industries, Inc., (acquisition and merger company). He has also been a director of Union Bank & Trust in Denver, Colorodo since 1963. Though not presently in public or private practice, he has been a certified public accountant since 1951. Mr. Farkas received a B.S. (B.A.) from the University of Denver.

M. "Sreeni" Sreenivasan. Mr. Sreenivasan has served as a director of the Company since 1995. He has served as President and Chief Executive Officer since 1995 and as Chief Operating Officer from 1990 through 1995. From 1988 to 1990 he was Executive Vice President and General Manager and from 1987 to 1988 he was Director of Manufacturing. Previously, he worked for Ruetgers-Nease Chemical Co. (bulk pharmaceuticals and other fine chemicals) for 13 years in various technical and manufacturing management capacities, including 7 years as Plant Manager of their

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Augusta, Georgia plant. Mr. Sreenivasan received his M.S. in Chemical Engineering from Bucknell University and his M.B.A. from Penn State University.

Executive Officers and Key Employees

Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. Mr. Sreenivasan and Mr. Williams, who are listed above, are the executive officers of the Company. In addition, the Company has the following key employee:

Michael J. Cannarsa. Dr. Cannarsa joined the Company as Director of Business Development in January 2001. From 1999 to 2000 he worked at Symyx Technologies (combinatorial chemistry) as Vice President of Fine Chemicals Business Development. From 1997 to 1999 he worked at PPG-Sipsy (custom chemical manufacturing) as Commercial Development Manager. Prior to 1997 he spent 2 years at Technology Catalysts International, a chemistry consulting firm, and previous to that he spent 12 years with ARCO Chemical Company. Dr. Cannarsa received his B.S. in Chemistry from Georgetown University and his Ph.D. in Organic Chemistry from Cornell University.

Joel D. Melka. Mr. Melka joined the Company as Director of Manufacturing in February 1999. From 1988 to 1999 he worked at ChemDesign Inc. (custom chemical manufacturing) in various capacities, his last position being Director of Manufacturing. From 1984 to 1988, he worked for Polaroid Corporation in various manufacturing positions. Prior to 1984, he spent 5 years as an officer in the U.S. Navy nuclear submarine service. Mr. Melka received his M.S. in Chemistry from the University of British Columbia and his B.S. in Chemistry from Michigan Technological University .
Board Meetings and Committees

During the last fiscal year, there were four meetings of the Board of Directors and the Board took action by written consent on five other occasions. During the last fiscal year, each director was present for more than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served.

The Board of Directors has established an Audit Committee, the current members of which are Howard Farkas, Page Golsan and Paul Ahrens. Each member of the Audit Committee is independent as defined under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Board adopted and approved a charter for the Audit Committee, a copy of which is attached hereto as Exhibit A. The Audit Committee is authorized to meet with management and the Company's independent public accountants to consider fiscal accounting matters. The principal functions of the Audit Committee are to recommend selection of independent accountants to the Board of Directors and to review the scope and result of audits. The Audit Committee met four times during the last fiscal year. The Company has also established a Compensation Committee, the current members of which are Paul Ahrens, Edward Giles and Page

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Golsan. The Compensation Committee is authorized to review and set officer compensation and to serve as the Plan Administrator in connection with all awards other than nonemployee director option grants for the 2000 Stock Incentive Plan. The Compensation Committee met five times and took action by written consent once during the last fiscal year.
Directors' Compensation

In fiscal 1997, the Company established a policy to grant all current directors who are not employees (other than Mr. Ahrens, who is a founder of the Company) a nonqualified stock option for 15,000 shares vesting at the rate of 3,000 shares at the next and each of the subsequent four annual shareholder meetings. This option is intended to provide the outside director with the equivalent of an annual grant of 3,000 shares and the Company does not anticipate granting any additional options until the end of the fifth year. The exercise price of these options will be set at the fair market value of the Common Stock on the date of the grant.

Since fiscal 1998, the Company has provided directors who are not employees of the Company a fee of $1,000 per meeting, up to a maximum of $4,000 per year. The Company also established a policy to grant all new directors who are not employees a one-time nonqualified stock option for 10,000 shares which vests immediately. Thus, new directors who are not employees of the Company will receive this 10,000 share option in addition to the ongoing 15,000 share option described above. Like the 15,000 share option, the exercise price of the options will be set at the fair market value of the Common Stock on the date of grant.

Synthetech has made an offer to exchange all outstanding stock options granted to all employees (including executive officers) and directors for replacement options. Under the offer to exchange options, employees and directors will be able to exchange existing options for replacement options for a like number of shares. The replacement options will be granted no sooner than the date six months and one day after the date the Company cancels the options accepted for exchange (the "replacement grant date"). The exercise price of the replacement options will be equal to the last reported sale price of Synthetech's common stock on the Nasdaq National Market on the replacement grant date. In general, the replacement options will vest as to 50% of the option shares on the grant date and 25% on each of the first and second anniversaries of the grant date. However, if a cancelled option would have been less than 50% vested on the replacement grant date, then the replacement option will vest on the same schedule as the cancelled option that was exchanged.

Employment Agreements

In July 1997, the Company entered into Employment Agreements with Messrs. Sreenivasan, and Williams (collectively, "Executives" and individually, "Executive"). In addition to providing for an annual base salary, the Agreements have certain noncompetition and nonsolicitation provisions. Pursuant to the Agreements, the Company will pay the Executives certain payments after termination of employment for any reason other than death. Specifically, the Company will pay an amount equal to the base salary earned by the Executive during the twelve month period immediately

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preceding the date of termination plus an additional amount for one year of health insurance coverage. The Company has certain rights to extend the agreements and payments under the Agreement for a total of 24 months after termination of an Executive's employment. In the event the Executive should die during the payment period, the Company's payment obligation immediately terminates.

Report of the Compensation Committee

The Compensation Committee sets, reviews and administers the executive compensation program of the Company and is comprised of the individuals noted below, each of whom are non-employee directors of the Company. The role of the Compensation Committee is to establish and approve salaries and other compensation paid to the executive officers of the Company and to administer the Company's stock option plan, in which capacity the Compensation Committee reviews and approves stock option grants to all employees.

Compensation Philosophy. Synthetech's compensation philosophy is that cash compensation should be directly linked to the short-term performance of the Company and that longer-term incentives, such as stock options, should be aligned with the objective of enhancing shareholder value over the long term. The use of stock options clearly links the interests of the officers and employees of the Company to the interests of the shareholders. In addition, the Compensation Committee believes that the total compensation package must be competitive with other companies in the industry to ensure that the Company can continue to attract, retain and motivate key employees who are critical to the long-term success of the Company.

Components of Executive Compensation. The principal components of executive compensation are base salary, bonuses and stock options.

Base salary is set based on competitive factors and the historic salary structure for various levels of responsibility within the Company. In addition, the Company relies on bonuses in order to emphasize the importance of performance.

The equity component of executive compensation is the stock option program. Stock options are generally granted when an executive joins the Company and, typically, on an annual basis thereafter. The options granted to the executives vest over a period of two years. The purpose of the annual option grants is to ensure that the executive always has options that vest in increments over the following two-year period. This provides a method of retention and motivation for the senior level executives of the Company and also aligns senior management's objectives with long-term stock price appreciation.

Synthetech has made an offer to exchange all outstanding stock options granted to all employees (including executive officers) and directors for replacement options. Under the offer to exchange options, employees and directors will be able to exchange existing options for replacement options for a like number of shares. The replacement options will be granted no sooner than the date six months and one day after the date the Company cancels the options accepted for exchange (the "replacement grant date"). The exercise price of the replacement options will be equal to the last reported sale price of

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Synthetech's common stock on the Nasdaq National Market on the replacement grant date. In general, the replacement options will vest as to 50% of the option shares on the grant date and 25% on each of the first and second anniversaries of the grant date. However, if a cancelled option would have been less than 50% vested on the replacement grant date, then the replacement option will vest on the same schedule as the cancelled option that was exchanged.

The Board of Directors approved the exchange offer because it is philosophically committed to the concept of employees as owners, including for its executive officers. In light of the stock market volatility, the Board felt it appropriate to offer the option exchange program. The Company intends to provide long-term incentives through its regular annual option grant program and, together with this annual grant program, the option exchange program helps advance the Board's ownership philosophy.

Other elements of executive compensation are participation in a Company-wide life insurance, long-term disability insurance, medical benefits and ability to defer compensation pursuant to a 401(k) plan. Matching Company contributions to the 401(k) plan of up to 10% of eligible base pay were made in fiscal 2001.

As a result of the decline in revenues and profits in fiscal 2001, the Compensation Committee did not grant bonuses to Mr. Sreenivasan, the CEO, or any of the other executive officer. Mr. Sreenivasan did receive a $15,000 payment in fiscal 2001 in connection with a one-time bonus granted in fiscal 1999. Consistent with its policy to create longer-term incentives, the Compensation Committee granted stock options in fiscal 2001 to the executive officers, including a 11,500 share option to Mr. Sreenivasan that is eligible for exchange in the exchange offer.

Paul C. Ahrens
Edward M. Giles
Page E. Golsan III
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Paul C. Ahrens, Edward M. Giles and Page E. Golsan III. Mr. Ahrens is formerly an officer of the Company.

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Summary of Cash and Certain Other Compensation

The following table provides certain summary information concerning compensation paid by the Company to the Company's Chief Executive Officer, Chief Financial Officer and one other key employee of the Company (the "Named Persons") whose salary and bonus exceeded $100,000 during the last fiscal year for the fiscal years ended March 31, 2001, 2000 and 1999:

Summary Compensation Table
	Annual Compensation			Long-Term Compensation	All Other Compensation ($)(2)
Name and Principal Position	Year(1)	Salary ($)	Bonus ($)	Stock Options (#)
M. ("Sreeni") Sreenivasan President & Chief Executive Officer	2001 2000 1999	186,000 180,000 165,000	15,000(3) 15,000(3) 71,500(3)	11,500 14,000 24,000	12,800 5,800 11,200
Charles B. Williams Vice President of Finance and Administration & Chief Financial Officer	2001 2000 1999	113,500 110,000 99,000	- - 36,000	11,500 14,000 19,000	10,900 10,000 9,900
Joel D. Melka Director of Manufacturing	2001 2000 1999	103,000 96,000 13,700	- - 4,000	17,000 2,500 10,000	5,100 400 1,700(4)



_______________________

(1)Fiscal year ended March 31.

(2)Unless otherwise footnoted, represents Company contributions to the account of the Named Persons under the Company's 401(k) plan.

(3)In fiscal 1999, Mr. Sreenivasan was granted a special $45,000 bonus payable over thirty-six months. The bonus figures include a $7,500 payment in fiscal 1999 and a $15,000 payment in fiscal 2001 and 2000. See "Report of the Compensation Committee" above.

(4) All of the stock options included in this table are eligible to be exchanged in Synthetech's option exchange offer. If the option holder elects to exchange such options, they will be cancelled promptly after the date the exchange offer terminates. The option holder will be granted replacement options for the same number of shares on or after the date six months and one day after the date such stock options are cancelled.

(5)Moving expenses included in taxable income.

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Stock Option Grants in Last Fiscal Year

The following table provides information, with respect to the Named Persons, concerning the grant of stock options during fiscal year 2001.

Stock Options Grants in the Last Fiscal Year(1)
	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation (Through Expiration Date)
Name	Options Granted (# of Shares)	% of Total Options(2)	Exercise Price ($/Sh)(3)	Expiration Date	5% per year(4)	10% per year(4)
M. ("Sreeni") Sreenivasan	11,500	5.5%	$3.69	May 2010	$26,450	$67,850
Charles B. Williams	11,500	5.5%	$3.69	May 2010	$26,450	$67,850
Joel D. Melka	17,000	8.1%	$3.69	May 2010	$39,100	$100,300



_______________________

(1) All of the stock options included in this table are eligible to be exchanged in Synthetech's option exchange offer. If the option holder elects to exchange such options, they will be cancelled promptly after the date the exchange offer terminates. The option holder will be granted replacement options for the same number of shares on or after the date six months and one day after the date such stock options are cancelled. The Company has not granted any stock appreciation rights (SARs).

(2)Based on an aggregate of 209,400 options being granted to all employees during the fiscal year ended March 31, 2001.

(3)These options were granted under the Company's 1995 Incentive Compensation Plan in May 2000. Each option has an exercise price equal to the fair market value of the Company's Common Stock as of the date of the grant. These grants vest annually over a two-year period ending April 2002 for each individual.

(4)The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future prices for its Common Stock.

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Stock Option Exercises in Last Fiscal Year and Fiscal Year-End Stock Option Values

The following table provides information, with respect to the Named Persons, concerning the options granted to them during the last fiscal year and the options held by them at March 31, 2001.

Option Exercises in Last Fiscal Year and Fiscal Year End Stock Option Values
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
M. ("Sreeni") Sreenivasan	0	$ 0	106,000	18,500	$0	$0
Charles B. Williams	0	$ 0	78,000	18,500	$0	$0
Joel D. Melka	0	$ 0	11,250	18,250	$10,500	$0



_______________________

(1)Represents the difference between the exercise price of the options with exercise prices below $2.13 and the $2.13 closing price of the Company's Common Stock on March 31, 2001.

(2)All of the stock options included in this table are eligible to be exchanged in Synthetech's option exchange offer. If the option holder elects to exchange such options, they will be cancelled promptly after the date the exchange offer terminates. The option holder will be granted replacement options for the same number of shares on or after the date six months and one day after the date such stock options are cancelled.

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Comparison of Total Cumulative Shareholder Equity

The following graph provides a comparison of the five year cumulative total stockholder return on (i) the Company's Common Stock, (ii) the Nasdaq Stock Market Index (U.S.), and (iii) the S&P Specialty Chemicals Index. The graph assumes that $100 was invested on March 31, 1996 in the Company Common Stock, the Nasdaq Stock Market Index (U.S.), and the S&P Specialty Chemicals Index, and that all dividends were reinvested. Historic stock price performance is not necessarily indicative of future stock price performance.

Edgar Representation of Data Points Used in Printed Graphic


	Synthetech, Inc.	Nasdaq Stock Market Index (U.S.)	S&P Specialty Chemicals Index
1996	$ 100.00	$ 100.00	$ 100.00
1997	127.08	111.15	89.89
1998	103.13	168.47	113.89
1999	72.92	227.62	95.96
2000	69.80	423.37	92.85
2001	35.42	169.46	93.79

All data points are at March 31.


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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of Common Stock and percentage of outstanding shares of Common Stock of the Company owned as of April 1, 2001, by persons who hold of record or are known to beneficially own 5%or more of the outstanding common stock of the Company, each nominee and director of the Company, the Named Persons and all officers, key employees and directors as a group.


Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Paul C. Ahrens 1290 Industrial Way Albany, OR	1,275,491	8.9%
M. ("Sreeni") Sreenivasan	640,768(1)	4.5%(2)
Howard L. Farkas	112,000(3)	*
Edward M. Giles	280,000(4)	2.0%(2)
Page E. Golsan, III	54,000(5)	*
Charles B. Williams	290,870(6)	2.0%(2)
Joel D. Melka	21,000(7)	*
Brown Capital Management 809 Cathedral Street Baltimore, MD 21201	1,550,700(8)	10.9%
All Officers, Key Employees and Directors as a Group (8 persons)	2,674,129(9)	18.2%(2)

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*less than 1%.

(1)Includes 118,750 shares of common stock which Mr. Sreenivasan has the right to acquire immediately or within sixty (60) days pursuant to employee stock options. Excludes 5,750 shares of common stock issuable pursuant to stock options held by Mr. Sreenivasan which are not exercisable now or within sixty (60) days.

(2)The denominator used in calculating the percentage is equal to the number of shares outstanding plus the number of shares the beneficial owner (or group of beneficial owners) has a right to acquire immediately or within sixty days pursuant to warrants or options.

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(3)Includes 62,000 shares of common stock which Mr. Farkas has the right to acquire immediately or within sixty (60) days pursuant to stock options. Mr. Farkas disclaims ownership over 50,000 shares of common stock held in his name which have been pledged as security for a loan and over which Mr. Farkas has no voting control. Excludes 3,000 shares of common stock issuable pursuant to stock options held by Mr. Farkas which are not exercisable now or within sixty (60) days.

(4)Includes 19,000 shares of common stock which Mr. Giles has the right to acquire immediately or within sixty (60) days pursuant to stock options. Excludes 6,000 shares of common stock issuable pursuant to stock options held by Mr. Giles which are not exercisable now or within sixty (60) days. Also includes 60,000 shares of common stock held by two individuals who have granted to Mr. Giles the investment powers associated with these shares. Mr. Giles disclaims beneficial ownership over these 60,000 shares.

(5)Includes 12,000 shares of common stock which Mr. Golsan has the right to acquire immediately or within sixty (60) days pursuant to stock options. Excludes 3,000 shares of common stock issuable pursuant to stock options held by Mr. Golsan which are not exercisable now or within sixty (60) days.

(6)Includes 90,750 shares of common stock which Mr. Williams has the right to acquire immediately or within sixty (60) days pursuant to employee stock options. Excludes 5,750 shares of common stock issuable pursuant to stock options held by Mr. Williams which are not exercisable now or within sixty (60) days.

(7)Includes 21,000 shares of common stock which Mr. Melka has the right to acquire immediately or within sixty (60) days pursuant to employee stock options. Excludes 8,500 shares of common stock issuable pursuant to stock options held by Mr. Melka which are not exercisable now or within sixty (60) days.

(8)Based on Schedule 13(g) filings, pursuant to which Brown Capital Management disclosed controlling 1,550,700 shares of common stock with sole dispositive power. Of these shares, Brown Capital Management further disclosed that it had sole voting power over 1,452,400 shares of common stock.

(9) See footnotes 1, 3, 4, 5, 6 and 7.

(10)All of the stock options included in this table are eligible to be exchanged in Synthetech's option exchange offer. If the option holder elects to exchange such options, they will be cancelled promptly after the date the exchange offer terminates. The option holder will be granted replacement options for the same number of shares on or after the date six months and one day after the date such stock options are cancelled.

Schedule 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Form  3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission ("SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended March 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with.

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SELECTION OF AUDITORS

The Board of Directors has selected Arthur Andersen LLP ("Andersen") as the Company's independent public accountants for the current fiscal year. Andersen has audited the financial statements of the Company since the fiscal year ended March 31, 1989. It is expected that representatives of Andersen will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by Andersen for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended March 31, 2001 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $38,000.

Financial Information Systems Design and Implementation Fees

The Company did not incur any fees billed by Andersen for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended March 31, 2001.

All Other Fees

The aggregate fees billed by Andersen for services rendered to the Company other than the services described above under "Audit Fees" and " Financial Information Systems Design and Implementation Fees," for the fiscal year ended March 31, 2001 were $24,000, consisting primarily of tax services. The Audit Committee has considered whether Andersen's provision of these other services is compatible with maintaining Andersen's independence.

The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended March 31, 2001 (the "Audited Financial Statements"). The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Report of the Audit Committee

The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an

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opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. In this context, the Audit Committee reviewed and discussed with management and the independent auditors the Audited Financial Statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has recommended to the Board that the Audited Financial Statements be included in The Company's Annual Report on Form 10-K for the year ended March 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Committee serves a board-level oversight role where it receives information from, consults with, and provides its views and directions to, management and the independent auditors on the basis of the information it receives and the experience of its members in business, financial and accounting matters.

Paul C. Ahrens Howard L. Farkas Page E. Golsan III AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OTHER MATTERS

The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the notice of the meeting and knows of no matters to be brought before the Annual Meeting by others. If any matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.
Dated: June 15, 2001	Charles B. Williams
Secretary

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Exhibit A

SYNTHETECH, INC.
AUDIT COMMITTEE CHARTER

I. GENERAL FUNCTIONS, AUTHORITY, AND ROLE

The audit committee is a committee of the board of directors. Its primary function shall be to assist the board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the shareholders and others, the systems of internal controls that management and the board of directors have established, and the Company's audit process.

The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. In connection with such investigations or otherwise in the course of fulfilling its responsibilities under this charter, the audit committee shall have the authority to retain special legal, accounting, or other consultants to advise it, and may request any officer or employee of the company, its outside legal counsel or outside auditor to attend a meeting of the audit committee or to meet with any members of, or consultants to, the audit committee.

The Company's outside auditor shall be accountable to the board of directors and to the audit committee, and the board of directors and audit committee shall have the authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor. In the course of fulfilling its specific responsibilities hereunder, the audit committee shall strive to maintain an open avenue of communication between the company's outside auditor and the board of directors.

The responsibilities of a member of the audit committee shall be in addition to such member's duties as a member of the board of directors.

While the audit committee shall have the responsibilities and powers set forth in this charter, it shall not be the duty of the audit committee to plan or conduct audits or to determine whether the company's financial statements are complete, accurate, or in accordance with generally accepted accounting principles. These are the responsibilities of management and the outside auditor. Nor shall it be the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and the outside auditor, or to assure compliance with laws and regulations or the company's own policies or code of conduct.

II. MEMBERSHIP

The membership of the audit committee shall consist of at least three members of the board of directors who shall serve at the pleasure of the board of directors. The membership of the audit committee shall meet the independence and financial literacy

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and experience requirements of The Nasdaq Stock Market, Inc. or similar requirements of such other securities exchange or quotation system as may from time to time apply to the company.

Audit committee members and the committee chair shall be designated by the full board of directors upon the recommendation of the nominating committee.

III. RESPONSIBILITIES

The responsibilities of the audit committee shall be as follows:

A. GENERAL

1. Meet at least four times per year, or more frequently as circumstances or the obligations of the audit committee require.

2. Report audit committee actions to the board of directors with such recommendations as the committee may deem appropriate.

3. Annually review and reassess the adequacy of this charter and submit it to the board of directors for approval.

4. Perform such functions as may be assigned by law, the company's certificate of incorporation or bylaws, or the board of directors.

B. OUTSIDE AUDITOR

1. As necessary, consider with management and the outside auditor the rationale for employing audit firms other than the principal outside auditor.

2. Recommend to the board of directors the outside auditor to be nominated, approve the compensation of the outside auditor, and, as necessary, review and approve the discharge of the outside auditor.

3. Take reasonable steps to confirm the independence of the outside auditor, which shall include (a) ensuring receipt from the outside auditor a formal written statement delineating all relationships between the outside auditor and the company, consistent with Independence Standards Board Standard No. 1, (b) discussing with the outside auditor any disclosed relationships or services that may impact the objectivity and independence of the outside auditor, and (c) as necessary, taking, or recommending that the board of directors take, appropriate action to oversee the independence of the outside auditor.

C. AUDIT PROCESS AND RESULTS

1. Consider, in consultation with the outside auditor, the audit scope and plan of the internal auditors and the outside auditor.

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2. Review with the outside auditor the coordination of the audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

3. Consider and review with the outside auditor:

a. The adequacy of the company's internal controls including computerized information system controls and security.
b. Any related significant findings and recommendations of the outside auditor together with management's responses thereto.
c. The matters required to be discussed by Statement on Auditing Standards No. 61, as the same may be modified and supplemented from time to time.

4. Review and discuss with management and the outside auditor at the completion of the annual examination:

a. The company's audited financial statements and related footnotes.
b. The outside auditor's audit of the financial statements and their report thereon.
c. Any significant changes required in the outside auditor's audit plan.
d. Any serious difficulties or disputes with management encountered during the course of the audit.
e. Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

5. Consider and review with management:

a. Significant findings during the year and management's responses thereto.
b. Any difficulties encountered in the course of the outside auditor's audits, including any restrictions on the scope of their work or access to required information.
c. Any changes required in the planned scope of the audit plan.

6. Inquire of management and the outside auditor about significant risks or exposures and assess the steps management has taken to minimize such risks to the company.

7. Meet with the outside auditor and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

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D. SECURITIES AND EXCHANGE COMMISSION FILINGS

1. Review filings with the Securities and Exchange Commission and other published documents containing the company's financial statements.

2. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.

E. INTERNAL CONTROLS AND LEGAL MATTERS

1. Review the company's policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the outside auditor.

2. Review legal and regulatory matters that may have a material impact on the financial statements and review related company compliance policies.

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PROXY	SYNTHETECH, INC.	PROXY

1290 Industrial Way, Albany, OR 97321

Annual Meeting of Shareholders of Synthetech, Inc. to be held on July 19, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) hereby appoint(s) M. ("Sreeni") Sreenivasan and Charles B. Williams, and either of them, Proxies with full power of substitution in each and hereby authorize(s) them to represent and vote, as designated below, all the shares of Common Stock held of record by the undersigned on June 12, 2001, at the Annual Meeting of Shareholders of Synthetech, Inc., to be held on July 19, 2001, or any adjournments or postponements thereof.

The undersigned hereby authorize(s) the Proxies to vote on the matters set forth in the Proxy Statement of the Company dated June 15, 2001, as follows:

1. ELECTION OF DIRECTORS

[ ] FOR all nominees listed below as Class I Directors (except as marked to the contrary below) or,

if any named nominee is unable to serve, or a substitute nominee.

[ ] WITHHOLD AUTHORITY to vote for all nominees listed below.
Paul C. Ahrens	Page E. Golsan III	Daniel T. Fagan

IN THEIR DISCRETION, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE SIGN ON REVERSE HEREOF AND RETURN THIS PROMPTLY. THANK YOU.

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THE BOARD OF DIRECTORS HAS NOMINATED AND RECOMMENDS A VOTE FOR THE ELECTION OF PAUL C. AHRENS, PAGE E. GOLSAN III AND DANIEL T. FAGAN AS CLASS I DIRECTORS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREON BY THE UNDERSIGNED SHAREHOLDER(S). IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN THE ACCOMPANYING PROXY STATEMENT.

DATE:__________________________________

________________________________________

Signature

________________________________________

Signature if held jointly

PLEASE INDICATE ANY CHANGES IN ADDRESS

Please sign name exactly as it appears hereon. When shares are registered in more than one name, the signatures of all such persons are required. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY. THANK YOU.